Exhibit 99.1 Investor Presentation June 2025 For Investor Relations Purposes Only

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Important Cautionary Statement Regarding Forward-looking Statements This presentation contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements regarding expected future cash flows; the Company’s financial guidance including operating and profit margins for 2025 and its medium- and long-term growth outlook; expected future savings; expected future growth and expectations for sales levels for particular products; expected future product launches in particular markets; expected growth in LAI usage, the prescriber base, payor access, and the number of patients treated with our products; our product development pipeline and potential future products, the timing of clinical trials, expectations regarding regulatory approval of such product candidates, the timing of such approvals, and the timing of commercial launch of such products or product candidates, and eventual annual revenues of such future products; patent applications the potential future issuance of patents; and other statements containing the words believe, anticipate, plan, expect, intend, estimate, forecast, “strategy,” “target,” “guidance,” “outlook,” “potential,” project, priority, may, will, should, would, could, guidance, the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. c Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; failure to achieve market acceptance of OPVEE; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies and fund additional investments that we expect to generate increased revenues, and the timing of such actions; and other unanticipated events. For additional information about some of the risks and important factors that could affect our future results and financial condition, see Risk Factors in Indivior's Annual Report on Form 10-K for the fiscal year 2024 filed March 3, 2025 and its other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date that they are made and should be regarded solely as our current plans, estimates and beliefs. Except as required by law, we do not undertake and specifically decline any obligation to update or revise forward-looking statements to reflect future events or circumstances or to reflect the occurrences of unanticipated events. 1

INVESTOR PRESENTATION | JUNE 2025

Founded to Help Address the Opioid Crisis

Leading with Science

- Leading in discovery and commercialization of **buprenorphine evidence-based medicines** for opioid dependence for over 30 years
- 10-year company history of bringing **science-based, life-transforming treatments to tackle the opioid crisis**, one of the largest and most urgent U.S. public health emergencies of our time
- SUBLOCADE® is a **first-in-class** monthly subcutaneous long-acting injectable (LAI) medication for the treatment of moderate to severe opioid use disorder (OUD)

Financial Strength

- **$1,188m** total net revenue (NR) (FY2024)
- **$320m** Non-GAAP operating income (FY2024)[4]
- Ability to **leverage revenue growth** and create durable cash generation
- **$400m** in cash and investments (as of Q1 2025)
- **~1.0x** adjusted leverage ratio[5] (excluding legal settlements)

SUBLOCADE Positioned to be a Durable Growth Driver

- **No. 1 prescribed LAI** in the U.S., with over 350k lives treated, supporting OUD recovery
- Formulated to deliver **sustained buprenorphine concentrations of ≥2ng/mL** throughout dosing intervals to block opioid-rewarding effects[1,2,3]
- The **only once monthly LAI with rapid initiation** on day 1
- **Strong IP management** with patents to 2031-2038

U.S. Commercial Portfolio

Recovery	Rescue
ONCE-MONTHLY Sublocade® (buprenorphine extended-release) injection for subcutaneous use Ⓒ 100mg·300mg	OPVEE® (nalmefene) NASAL SPRAY
Suboxone® (buprenorphine and naloxone) Ⓒ Sublingual Film	

INDIVIOR®

[1] Laffont CM, et al. Front Pharmacol. 2022;13:105213. doi:10.3389/fphar.2022.105213. [2] Nasser AF, et al. Clin Pharmacokinet. 2014;53(9):813-824. doi:10.1007/s40262-014-0155-0. [3] Jones AK, et al. Clin Pharmacokinet. 2021;60(4):527- 540. doi:10.1007/s40262- 020- 00957- 0 [4] See Non-GAAP Financial Measures in the Appendix for reconciliation; [5] Defined as Total Debt at December 31, 2024 divided by FY 2024 Non-GAAP EBITDA; For a discussion of additional obligations, see Note 12 in form 10-K filed with the SEC on March 3, 2025; See Non-GAAP Financial Measures in the Appendix for reconciliation

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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Track Record of Strong Net Revenue Growth Revenue Growth Driven by the U.S.… …And Increasing Contribution from SUBLOCADE $1,188m $1,188m $1,093m $1,093m $901m $901m $1,008m $912m $791m $791m $647m $647m $756m $732m $630m $603m $456m $408m $244m $130m 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 1 1 1 1,2 U.S. net revenue Rest of World net revenue SUBLOCADE net revenue Net revenue from other products 1 2 Financial data provided by Indivior in its Annual Reports on Forms 20-F and 10-K filed with the SEC on June 5, 2023, March 6, 2024 and February 3, 2025. Other includes Sublingual Film/Tablets, OPVEE® & PERSERIS®. 3

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Clear Path to Generating Meaningful Cash Flows from Operations Leverage Cost Structure… … To Drive Robust Bottom-line Growth $679m $651m $533m $320m $477m $462m 2 $274m $220m $188m 71% 27% 60% 25% 59% 59% 57% 24% 24% $88m 14% 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 1 1 1 1 Non-GAAP operating expenses Non-GAAP operating expenses as % of net revenue Non-GAAP operating income Non-GAAP operating margin 1 Non-GAAP operating expense, Non-GAAP operating income, and Non-GAAP operating margin are Non-GAAP financial measures; see appendix for reconciliation. Financial data provided by Indivior in its Annual Reports on Forms 4 2 20-F and 10-K filed with the SEC on June 5, 2023, March 6, 2024 and February 3, 2025. FY2023 Non-GAAP operating income excludes $162m in acquired in-process R&D (primarily Opiant Pharmaceuticals acquisition).

INVESTOR PRESENTATION | JUNE 2025

U.S. Commercial Portfolio Spanning Recovery and Rescue

	Recovery Medicines		Rescue Medicine
	Durable Growth Driver with Strong Patent Protection	Genericized Market	Strong Patent Protection
	ONCE-MONTHLY Sublocade® (buprenorphine extended-release) injection for subcutaneous use CIII 100mg·300mg	Suboxone® Sublingual Film (buprenorphine and naloxone) CIII	OPVEE® (nalmefene) NASAL SPRAY
IP Protection	12 Orange Book patents (2031 – 2038)	Genericized	2 Orange Book patents (2038 – 2042)
Indication	Long-acting injectable for moderate to severe opioid use disorder	Daily self-administered treatment for moderate to severe opioid use disorder	Nasal spray for emergency treatment of known or suspected opioid overdose

INDIVIOR®

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INVESTOR PRESENTATION | JUNE 2025

2025: A Transition Year

Foundational Leadership Additions

Strengthening expertise and leadership with Board of Directors (BOD) and Executive Team additions



Dr. David Wheadon
BOD Chair



Joe Ciaffoni
Chief Executive Officer



Daniel Ninivaggi
BOD Independent Non-Executive Director



Patrick Barry
Chief Commercial Officer

Current U.S. Dynamics

2025 U.S. NR Headwinds:

- SUBLOCADE NR impacted by funding gaps in the Criminal Justice System (CJS) channel
- SUBOXONE® Film NR declining due to generic competition
- PERSERIS discontinuation

Strengthening U.S. Capital Markets Presence:

- London Stock Exchange (LSE) listing cancellation effective July 25, 2025
- Anticipate inclusion in Russell U.S. indexes on June 30, 2025

Refocused Pipeline on OUD

Investigational Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones	IP Protection
INDV-6001 (Opioid Use Disorder) (3-month long-acting buprenorphine)					Last Patient Last Visit Q4 2025	2043
INDV-2000 (Opioid Use Disorder) (Selective Orexin-1 (OX1) receptor antagonist)					Last Patient Last Visit H1 2026	2037

INDIVIOR®

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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Transition Year Focus Deliver 2025 Operating Plan Grow SUBLOCADE Advance the OUD Pipeline Strengthen the Balance Sheet 7

® SUBLOCADE

INVESTOR PRESENTATION | JUNE 2025

Bipartisan Commitment to Addressing Opioid Crisis in the U.S.

U.S. News & World Report

May 12, 2025

U.S. Illicit Opioid Use Could Be 20 Times Higher Than Previously Estimated

CDC U.S. Centers for Disease Control and Prevention

May 14, 2025

AGED 18-44

Opioid Overdoses Remain the Leading Cause of Death

ENERGY & COMMERCE
CHAIRMAN BRETT GUTHRIE

WTAS: Widespread Industry Support of Bipartisan SUPPORT Act

April 8, 2025

*The **SUPPORT for Patients and Communities Reauthorization Act of 2025** (H.R. 2483) reauthorizes key public health programs focused on prevention, treatment, and recovery for patients with substance use disorder that were established in the Substance Use-Disorder Prevention that Promotes Opioid Recovery and Treatment (SUPPORT) for Patients and Communities Act, which was signed into law in 2018.*

U.S. Department of Health and Human Services
Enhancing the health and well-being of all Americans

Secretary Kennedy Renews Public Health Emergency Declaration to Address National Opioid Crisis

March 18, 2025

The U.S. Department of Health and Human Services (HHS) announced today that Secretary Robert F. Kennedy, Jr. renewed the public health emergency declaration addressing our nation's opioid crisis, which will allow sustained federal coordination efforts and preserve key flexibilities that enable HHS to continue leveraging expanded authorities to conduct certain activities in response to the opioid overdose crisis.

INDIVIOR

Sources: https://www.hhs.gov/press-room/secretary-kennedy-opiod-crisis-emergency-declaration.html and https://energycommerce.house.gov/posts/wtas-widespread-industry-support-of-bipartisan-support-act

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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 LAI Buprenorphine Medications are Under-Penetrated in the Treatment of OUD Current 7% LAI usage in BMAT population allows for significant potential expansion 1 8.9m Misuse opioids in U.S. (Total Addressable Market) 1 5.9m OUD diagnosed in U.S. (Service Addressable Market) 2 2.0m Received Buprenorphine Medication Assisted Treatment (BMAT) HCPs Expect LAI Usage to Increase to 20-30% of the 3 BMAT population 1 2 3 2023 NSDUH Annual National Report (SAMSHA). Symphony and Indivior analytics, patient treated over the last twelve months. HCP Survey conducted Q3 2024. N=400 HCP and patients combined in qual and quant. 10

INVESTOR PRESENTATION | JUNE 2025

American Society of Addiction Medicine (ASAM) BMAT Guidelines

ASAM Clinical Guideline[1]

Treatment Goals with Buprenorphine[1]

- **Suppress** opioid withdrawal
- **Reduce** opioid cravings
- **Stop or Reduce** illicit opioid use
- **Block** the opioid "high"
- **Engage** patients in recovery activities, including psychosocial interventions

Length of Treatment[1]

- While limited, research suggests treatment of <3 months has limited benefit; **SIGNIFICANTLY LONGER DURATIONS** are associated with more positive outcomes

ASAM Clinical Consideration[1,2]

For Individuals using High-Potency Synthetic Opioids (HPSO)

- Expert consensus based on limited available evidence suggests that the **high plasma buprenorphine concentrations at steady state and continuous exposure** offered by extended-release buprenorphine may help stabilize[2] some individuals with extensive HPSO exposure

[1]This document is not a Clinical Practice Guideline (CPG) and does not follow the rigorous CPG methodology. [2]Defined as attaining a medically stable, steady state in which the patient is adequately supported to prevent deterioration of their illness.

INDIVIOR
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INVESTOR PRESENTATION | JUNE 2025

≥2 ng/mL Buprenorphine Blood Plasma Levels are Needed to Help Protect Most Patients from Opioid-Rewarding Effects[1,2]

As buprenorphine plasma levels increase, the number of receptors available for opioids decreases, resulting in a decrease in opioid-rewarding effects.[1,3,4]

Lower µORO (≥50%)
≥1 ng/mL

Higher µORO (≥70%)
≥2 ng/mL

BLOCKS OPIOID-REWARDING EFFECTS[1,2]

0 ng/mL — 6 ng/mL

Low buprenorphine plasma concentrations
- = **few brain µORs are occupied**
- = **more µORs are available for illicit opioids**





Buprenorphine plasma concentrations >2 ng/mL
- = **≥70% brain µORs are occupied**
- = **less µORs are available for illicit opioids**

INDIVIOR

[1]Laffont CM, Ngaimisi E, Gopalakrishnan M, et al. Buprenorphine exposure levels to optimize treatment outcomes in opioid use disorder. *Front Pharmacol.* 2022;13:1052113. doi:10.3389/fphar.2022.1052113. [2]Nasser AF, Heidbreder C, Gomeni R, Fudala PJ, Zheng B, Greenwald MK. A population pharmacokinetic and pharmacodynamic modelling approach to support the clinical development of RBP-6000, a new, subcutaneously injectable, long-acting, sustained-release formulation of buprenorphine, for the treatment of opioid dependence. *Clin Pharmacokinet.* 2014;53(9):813-824. doi:10.1007/s40262-014-0155-0. [3]Greenwald MK, Johanson C-E, Moody DE, et al. Effects of buprenorphine maintenance dose on mu-opioid receptor availability, plasma concentrations, and antagonist blockade in heroin-dependent volunteers. *Neuropsychopharmacology.* 2003;28(11):2000-2009. doi:10.1038/sj.npp.1300251. [4]Greenwald MK, Johanson C-E, Bueller J, et al. Buprenorphine duration of action: mu-opioid receptor availability and pharmacokinetic and behavioral indices. *Biol Psychiatry.* 2007;61(1):101-110. doi:10.1016/j.biopsych.2006.04.043.

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INVESTOR PRESENTATION | JUNE 2025

SUBLOCADE Delivers Continuous, Long-Lasting Protection All Month with a 43 to 60 Day Half-Life[1,2,3]

Mean Buprenorphine Levels During TM* BUP Induction, Dose-Stabilization, and After the First 2 Injections of SUBLOCADE[4]


TM BUP Induction and Dose-Stabilization (8–24 mg)
First Injection of SUBLOCADE (300 mg)
Second Injection of SUBLOCADE (300 mg)
Mean Buprenorphine Plasma Levels (ng/mL) [Standard Deviation, SD]
Days
2 ng/mL

- A peak occurred around 24 hours, the first measurement post-injection, then slowly decreased to a plateau around 2 ng/mL for the first injection and 3 ng/mL for the second injection[1,4]
- SUBLOCADE helped provide stable plasma levels with continuous buprenorphine delivery all month without daily fluctuation[1,4]

Mean Weekly Buprenorphine Concentrations[5,6]


SUBLOCADE 300 mg/100 mg + IDC (n=194)
SUBLOCADE 300 mg/300 mg + IDC (n=196)
Mean Buprenorphine Plasma Concentration (ng/mL) [Standard Deviation, SD]
INITIATION
MAINTENANCE
Weeks
2 ng/mL

- SUBLOCADE delivers target therapeutic buprenorphine plasma level of ≥2 ng/mL throughout the dosing interval in most patients after the second injection of 300 mg[7]

*TM BUP = transmucosal buprenorphine. [1]SUBLOCADE Prescribing Information. Indivior Inc; 2025. [2]BRIXADI® Prescribing Information. Braeburn Inc; 2023. [3]VIVITROL® Prescribing Information. Alkermes, Inc; 2024. [4] Laffont CM, Ngaimisi E, Gopalakrishnan M, et al. Buprenorphine exposure levels to optimize treatment outcomes in opioid use disorder. Front Pharmacol. 2022;13:1052113. doi:10.3389/fphar.2022.1052113. [5]Data on file. Indivior Inc. North Chesterfield, VA. [6]Haight BR, Learned SM, Laffont CM, et al. Efficacy and safety of a monthly buprenorphine depot injection for opioid use disorder: a multicenter, randomized, double-blind, placebo-controlled, phase 3 trial. *Lancet.* 2019;393(10173):778-790. doi:10.1016/S0140-6736(18)32259-1 [7] Jones AK, Ngaimisi E, Gopalakrishnan M, Young MA, Laffont CM. Population pharmacokinetics of a monthly buprenorphine depot injection for the treatment of opioid use disorder: a combined analysis of Phase II and Phase III trials. *Clin Pharmacokinet.* 2021;60(4):527-540. doi:10.1007/s40262-020-00957-0.

INDIVIOR

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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Longer SUBLOCADE Treatment Shown to Improve Patient Outcomes Continuous 12-month self-reported abstinence 75% if subjects stayed on SUBLOCADE for 12 months 80% 70% 75.0% The longer the SUBLOCADE 60% treatment duration, 50% the higher the likelihood of 40% continuous self-reported 38.0% 24.0% 30% abstinence 12 months after 29.0% treatment cessation 20% 0-2 months 3-5 months 6-11 months 12 months Length of SUBLOCADE treatment Source: Ling W, Nadipelli VR, Aldridge AP, Ronquest NA, Solem CT, Chilcoat H, Albright V, Johnson C, Learned SM, Mehra V, Heidbreder C. Recovery From Opioid Use Disorder (OUD) After Monthly 14 Long-acting Buprenorphine Treatment: 12-Month Longitudinal Outcomes From RECOVER, an Observational Study. J Addict Med. 2020 Sep/Oct;14(5):e233-e240. doi: 10.1097/ADM.0000000000000647. % Abstinent subjects

INVESTOR PRESENTATION | JUNE 2025

SUBLOCADE Helps Transform Recovery

SUBLOCADE Offers Month Long Continuous Protection from Opioid-Rewarding Effects

Continuous Protection From the Start

- Effective blockade from day 1 – the only monthly LAI with rapid initiation
- Higher therapeutic levels (2ng/mL+) to address threats of synthetics

Long-Lasting Effects

- Longest half-life (43-60 days) of approved buprenorphine LAIs
- Proven treatment retention with reduced illicit opioid use

Reliable Dosing

- Straightforward monthly dosing
- One decision, once a month to put the focus on patient recovery

ONCE-MONTHLY
Sublocade®
(buprenorphine extended-release) injection for subcutaneous use Ⓒ 100mg·300mg

- **Most prescribed LAI for OUD with over 350k patients treated since launch**
- **Fit-for-purpose medication positioned to be durable growth driver**

INDIVIOR

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INVESTOR PRESENTATION | JUNE 2025

New SUBLOCADE Label Benefits

Label Updates Further Differentiate SUBLOCADE for Today's Opioid Crisis Driven by the Proliferation of Synthetic Opioids

START PATIENTS ON SUBLOCADE SOONER: Only monthly LAI to initiate on Day 1 (no 7-day oral induction).

EARLER 2nd INJECTION: Helps patients reach 2+ ng/mL earlier – enables continuous protection.

CLINICALLY RELEVANT: Rapid initiation studied in majority fentanyl positive patients & high-risk users.

ADDITIONAL INJECTION SITES: Choice supports patient preference and buy-in. Includes all four sites from Day 1.


INITIATE +
ACCELERATE +
ACTIVATE +
TO ACHIEVE STEADY STATE +
300 mg
300 mg
1
2
3
RECOMMENDED
100 mg
OR
300 mg
ALTERNATIVE DOSE
4+
Initiate SUBLOCADE treatment at 300 mg for 2 injections[1]
Continue SUBLOCADE monthly injections[1]
DAY 1
AS EARLY AS DAY 8
(and up to 1 month after first injection)
MONTHLY
Initiation
Maintenance


• Abdomen
• Thigh
• Back of the Upper Arm
• Buttock

INDIVIOR
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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Strong Fundamentals Position SUBLOCADE for Growth 1 10,665 Growing SUBLOCADE Prescriber Base Prescribing Depth Improving: 5,277 1 HCPs with 5+ SUBLOCADE Patients 8,768 4,358 6,322 3,047 4,475 1,870 3,255 1,186 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 Broad Payor Access for SUBLOCADE High Intent to Prescribe of HCPs associate SUBLOCADE with efficacy 90% as primary attribute Coverage in Medicaid and Commercial of patients suitable for SUBLOCADE today (per HCPs) 2/3 ~88%• Simple single prior authorization (PA) • PA is label aligned of HCPs expected to increase prescribing of 47% SUBLOCADE in the next 18 months 1 Active count of prescribing HCPs excludes delisted and Specialty HCPs. 17

INVESTOR PRESENTATION | JUNE 2025

SUBLOCADE U.S. Commercial Focus

GOAL:
SUBLOCADE as #1 LAI Choice

- Enhanced competitiveness across all key channels
- Driving broad, rapid HCP awareness of new label benefits (including "Peer-to-Peer" education)
- Upgraded efficacy story and campaign
- "Surround Sound" targeting HCPs via media outlets

GOAL:
LAI First Line in All Care Settings

- Activate patients through direct-to-consumer (DTC) campaign
- Pull through strong payor access, including robust commercial coverage
- Improve efficiency of distribution model to ensure treatment delivery to patients
- CJS funding enablement at the state and local levels

INDIVIOR

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® OPVEE

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Potent Synthetic Opioids (Fentanyl) are Driving U.S. Overdose Crisis Contribution of Synthetic Opioids to ~26m People in the U.S. are All Opioid Overdose Deaths Potentially Misusing Synthetic Opioids 1 Illicit Fentanyl Use in the U.S. 0.9 (% population) 0.8 90% in 2024 0.7 2.5% 0.6 0.5 250% 0.4 increase over the 0.3 5.0% past decade 0.2 26% in 2015 0.1 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Intentional Unintentional Source: Ahmad FB, C. J., Rossen LM, Sutton P., 2024. Provisional drug overdose death counts. National Center for Health Statistics, https://www.cdc.gov/nchs/nvss/vsrr/drug-overdose-data.htm; Centers for Disease Control and Prevention, National Source: Powell D, Jacobson M. Estimates of Illicit Opioid Use in the US. JAMA Health Forum. 2025;6(5):e250809. Center for Injury Prevention and Control. WISQARS leading causes of death reports. In last 12-month period ending August 2023 https://doi.org/10.1001/jamahealthforum.2025.0809 20

INVESTOR PRESENTATION | JUNE 2025

OPVEE Provides Rapid, Potent, Long-Lasting Reduction of Respiratory Depression[1] to Address the Current Wave of Synthetic Opioid Overdoses


OPVEE
NASAL SPRAY

Triple Threat of Synthetic Opioid Pharmacology such as Fentanyl

Rapid | **Potent** | **Long-Lasting**

- The first and only nasal rescue medicine **specifically indicated for synthetic opioids**, like fentanyl, as well as non-synthetic opioids
- Developed for **rapid absorption** by incorporating Intravail® into its formulation and using a proven nasal spray device
- **Differentiated** by a higher affinity at μ opioid receptors
- Data indicates **fast, strong and long-lasting reduction** of respiratory depression in a stimulated opioid overdose

BARDA[2] Contract

- OPVEE development supported through federal grants from BARDA and NIDA[3]
- 10-year BARDA contract of up to $110M[4]

OPVEE Patent Estate

- Regulatory Exclusivity to May 2026
- Two Orange Book Patents
  - ✓ 11,458,091 (July 2038)
  - ✓ 12,290,596 (August 2042)
- Two patents pending

INDIVIOR

[1] The Journal of Clinical Pharmacology Authors: Mark Ellison PhD, Emily Hutton, MSci, Lynn Webster, MD, and Phil Skolnick PhD, DSc (hon.). [2] BARDA: Biomedical Advanced Research and Development Authority. [3] NIDA: National Institute on Drug Abuse. [4] Amount includes potential future sales to BARDA and expense reimbursement to conduct clinical studies and real-world evidence studies.

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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Scientific Evidence Confirms OPVEE’s Potential to Improve and Sustain Reversal of an Opioid Overdose (5) OPVEE vs. 4mg nasal naloxone OPVEE compared with 4mg nasal naloxone OPNT0003 (3mg) Naloxone (4mg) (1) (1) Affinity at μ opioid receptors 1.0 5.4 Plasma concentrations at 5 (3) (2) 4.43 1.5 minutes (ng/ml) (3) (4) T (minutes) 15 30 max (3) (4) C (ng/ml) 10 4.83 max (3) (4) Half-life (hours) 11 2.08 1 Kivalues were estimated using [3H]alvimopan binding to cloned humanmopioid receptors (Cassel, et al., 2005). The ~5-fold higher affinity of nalmefene compared to naloxone is consistent with both Kivalues obtained (0.13 and 0.62 nM, respectively) using [3H]DAMGO as a radioligand in monkey brain membranes (Emmerson, et al., 1994) and pA2values of 9.38 and 8.51, respectively, in functional assays using guinea pig ileum and mouse vas deferens (Toll, et al., 22 2 3 4 5 1998). Krieter, et al., 2016. Data on file: NCT04759768. Data from FDA, 2015(https://www.accessdata.fda.gov/drugsatfda_docs/label/2015/208411lbl.pdf). Data compiled in separate studies on normal healthy volunteers.

Pipeline

INVESTOR PRESENTATION | JUNE 2025

OUD Focused Pipeline

Trial	Patients & Population	Design	Primary Endpoints	Estimated Completion
INDV-6001 3-month long-acting buprenorphine Phase II **NCT06576843**	**122 Patients** Moderate to severe OUD	Multiple dose Phase II PK study	Evaluate PK, safety and tolerability of INDV-6001 following multiple doses in participants with OUD	Last Patient Last Visit **Q4 2025**
INDV-2000 Selective Orexin-1 receptor antagonist Phase II **NCT06384157**	**300 Patients** Moderate to severe OUD	Placebo or 3 dosing regimes of INDV-2000	Efficacy – Proportion (probability) of patients without treatment failure[1] by the end of week 12	Last Patient Last Visit **H1 2026**

INDIVIOR®

[1] Treatment failure defined as either one of two criteria: (1) Urine Drug Screen positive for opioids, or fentanyl on 4 consecutive assessments while participants are on INDV-2000 or placebo alone, (2) Discontinued INDV-2000 or placebo prematurely.

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Financials

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Capital Markets Footprint to Align with U.S. Focused Business Transition from London Stock Exchange (LSE) to Nasdaq rd May 23 th th nd th June 30 July 25 June 2 July 24 Russell U.S. Equity Indexes All Trading on Nasdaq Under Anticipate Inclusion in Russell U.S. LSE Delisting Announcement Last Day of Trading on LSE Preliminary Inclusion Announcement Ticker INDV Equity Indexes Context & Expected Benefits Net Revenue by Geography U.S. Net Revenue Progression • U.S. NR makes up 85% of total NR for FY 2024, with U.S. % anticipated growth 15% FY 24 $1,188m 85% • Over 70% of Indivior’s shareholders based in the U.S. FY 23 $912m 84% $1,188m • Majority of stock trading volume conducted through FY 22 $731m 81% FY 2024 Nasdaq listing $603m 76% FY 21 • Reduces the costs and complexities of maintaining a 85% FY 20 $456m 70% secondary listing U.S. Rest of World • Potential for further U.S. index inclusion in the future 26

INVESTOR PRESENTATION | JUNE 2025

On Track to Achieve FY 2025 Guidance – Reaffirmed April 24, 2025[1]

	Q1 2025 Results	2025 Financial Guidance
Total Net Revenue (NR)	**$266m**	**$955 - $1,025m**
SUBLOCADE NR[2]	**$176m**	**$725 - $765m**
OPVEE NR	nm	$10 - $15m
Non-GAAP Gross Margin %[3]	83%	Low to mid 80% range
Non-GAAP Operating Expenses[3]	**$152m**	**$610 - $625m**
SG&A	$130m	$525 - $535m
R&D	$22m	$85 - $90m
Non-GAAP Operating Profit[3]	**$69m**	**$185 - $225m**

Q1 2025 Key Financial Themes

- Overall Q1 2025 results in-line with FY 2025 guidance expectations
- On track to achieve expected OPEX savings – continue to expect ~$60m[4] of net savings in FY 2025 versus FY 2024
- Expect to generate $185-$225m of non-GAAP operating profit and positive cash flow from operations

INDIVIOR

[1]As of April 24, 2025, before exceptional items and assuming no material change in key FX rates vs. FY 2024 average rates. Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on April 24, 2025. [2]Assumes no material change to Medicaid eligibility policy and/or other changes to Federal funding levels due to executive actions. [3]For Non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these Non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort. [4]Calculated based on the midpoint of 2025 financial guidance ranges compared to 2024 results.

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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 1 Transition Year: Evolution of the Business in 2025 SUBLOCADE Contribution to Expect ~$60m in Non-GAAP 4 Total NR Expected to Increase Operating Expense Savings ~$60m reduction 25% $679m 36% $618M $103m 2 2024 2025E $88m 64% 75% $576m $530m 2024 2025E 3 Selling, general and administrative Research and development SUBLOCADE net revenue Net revenue from other products 1 2 3 Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on April 24, 2025. Based on the midpoint of 2025 financial guidance ranges. Other includes Sublingual Film/Tablets, OPVEE® & PERSERIS®. 28 4 2025E at the mid-point of Guidance; See Non-GAAP Financial Measures in the Appendix for reconciliation.

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Generating Significant Cash Flow with Strong Balance Sheet 1 Growing Non-GAAP EBITDA Key Balance Sheet Items $360m $400m of cash and investments as of Q1 2025 $252m $350m term loan maturing in 2030 $214m with $50m revolving credit facility provides financial flexibility $148m* $144m $78m 2 ~1.0x adjusted leverage ratio $400m of share repurchases 2020 2021 2022 2023 2024 Q1 2025 conducted since 2021 * Includes $162m in acquired in-process R&D (primarily Opiant Pharmaceuticals acquisition) 1 2 Defined as Earnings Before Interest, Taxes, Deprecation and Amortization; See Non-GAAP Financial Measures in the Appendix for reconciliation. See discussion of obligations in Note 12 in SEC filed form 10-K on March 3, 2025. 29

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Transition Year Focus Deliver 2025 Operating Plan Grow SUBLOCADE Advance the OUD Pipeline Strengthen the Balance Sheet 30

Appendix Latosha Regional Head of U.S.Medical Affairs-West, Indian Health Services Medical Lead

INVESTOR PRESENTATION | JUNE 2025

Q1 2025 Financial Highlights

OPERATING RESULTS: (REPORTED AND NON-GAAP[1])

$ mil	Q1 2025	Q1 2024	Change
Net Revenue (NR):	**$266**	**$284**	**(6)%**
U.S. NR	222	241	(8)%
ROW[2] NR	44	42	3%
Gross Profit:	**$221**	**$246**	**(10)%**
Gross Margin	83%	87%	(400) bps
Operating Expenses:	**($155)**	**($171)**	**(9)%**
Operating Expenses – Non-GAAP:	**($152)**	**($170)**	**(11)%**
Selling and Marketing	(67)	(67)	-
Administrative and General	(63)	(75)	(16)%
Research and Development	(22)	(28)	(19)%
Litigation Settlement	-	-	-
Op. Profit / (Loss)	**$66**	**$75**	**(12)%**
Non-GAAP	$69	$76	(10)%
Earnings Per Share	**$0.38**	**$0.45**	**(15)%**
Non-GAAP	$0.41	$0.42	(2)%

KEY TAKEAWAYS: (VS Q1 2024 UNLESS OTHERWISE INDICATED)

Total NR decline of 6% (5% at constant FX):

- U.S. NR down 8%; lower SUBOXONE Film and PERSERIS discontinuation were main drivers
- ROW NR up 3% (1% at constant FX); growth in new products (SUBLOCADE and SUBOXONE Film) more than offset legacy tablet products (SUBUTEX)

SUBLOCADE NR of $176m (2)% YOY reflecting solid volume dispense growth in the OHS channel that was more than offset by volume dispense decline in the justice channel as well as by unfavorable price/channel mix

U.S. Film NR reflects increased generic competitive activity resulting in lower U.S. oral BMAT share (within expectations) and lower pricing

Gross margin lower reflecting Q1 2024 favorable manufacturing variances

Non-GAAP operating expense[1] expenses down 11% primarily reflecting previously announced streamlining actions and branded fee estimate change partially offset by increased commercial investments behind U.S. SUBLOCADE

R&D expenses decreased 19% reflecting focused pipeline activities on Phase 2 OUD assets (INDV-2000 and INDV-6001)

Non-GAAP operating profit[1] down 10% driven by lower NR; Diluted EPS down 2% driven primarily by lower share count from fourth completed $100m share repurchase program

[1]See Non-GAAP Financial Measures in the Appendix for reconciliation; %s reflect unrounded #s which may not tie; Q1 2024 numbers revised. [2]At actual foreign exchange rates. OHS = Organized Health Systems.

INDIVIOR

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INVESTOR PRESENTATION | JUNE 2025

Q1 2025 Financial Reconciliations[1]

Three Months Ended March 31,	Q1 2025	Q1 2024
GAAP selling, general and administrative expenses	$ 132	$ 143
Adjustments within SG&A		
Corporate Initiative Transition[1]	2	0
Acquisition-related costs[2]	—	2
Less: Adjustments in selling, general and administrative expenses	2	2
Non-GAAP selling, general and administrative expenses	$ 130	$ 142

1. Includes expenses related to severance and share-based compensation.
2. Non-recurring costs related to the acquisition and integration of the aseptic manufacturing site acquired in November 2023.

Three Months Ended March 31,	Q1 2025	Q1 2024
GAAP operating income	$ 66	$ 75
Adjustments in selling, general and administrative expenses	2	2
Litigation settlement expenses	1	—
Non-GAAP operating income	$ 69	$ 76

Three Months Ended March 31,	Q1 2025	Q1 2024
GAAP tax expense	$ (11)	$ (11)
Tax on non-GAAP adjustments	(1)	(1)
Tax non-GAAP adjustments	1	(5)
Less: Adjustments in tax expenses	—	(6)
Non-GAAP tax expense	$ (11)	$ (17)

We define Non-GAAP effective tax rate as Non-GAAP tax expense divided by Non-GAAP income before taxation.

Three Months Ended March 31,	Q1 2025	Q1 2024
GAAP net income	$ 47	$ 61
Adjustments in selling, general and administrative expenses	2	2
Litigation settlement expenses	1	—
Adjustments in tax expenses	—	(6)
Non-GAAP net income	$ 51	$ 57
Non-GAAP earnings per share		
Non-GAAP diluted earnings per share	$ 0.41	$ 0.42
Shares used in computing non-GAAP earnings per share		
Diluted	125	137

[1]We have not provided the forward-looking GAAP equivalents for certain forward-looking Non-GAAP metrics, including Non-GAAP Operating Profit, Non-GAAP Gross Margin, Non-GAAP SG&A, and Non-GAAP Operating Expense, or GAAP reconciliations of any of the aforementioned, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as extraordinary litigation settlement expense. The Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort.

INDIVIOR

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I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 FY 2020–2024 Non-GAAP Operating Income Reconciliations Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP------------------------------- IFRS------------------- 2024 2023 2022 2021 2020 Net Income 7 (126) (42) 205 (148) Net Finance Income (23) (43) (19) (4) (9) Net Finance Expense 41 35 27 27 26 Income Tax Expense 13 (19) (43) (15) (25) Total Adjustments 281 265 297 (25) 244 Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1 ,188 1,093 903 791 647 Non-GAAP Operating Margin 27% 25% 24% 24% 14% 34

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 FY 2020–2024 Non-GAAP Operating Expense Reconciliations Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1,072 827 451 706 Other operating expense (income), net (4) 9 8 32 Acquired In-process R&D (1) (162) - Non-GAAP adjustments (235) (268) (302) (6) (244) Non-GAAP operating expenses 679 651 533 477 462 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 57% 60% 59% 60% 71% 35

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 FY 2020–2025 Q1 EBTIDA Reconciliations Reconciliation of EBITDA GAAP----------------------------------------------- IFRS--------------------- Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 47 7 (126) (42) 205 (148) Add Back: Interest Income (4) (23) (43) (19) (4) (9) Interest Expense 12 41 35 27 27 26 Income Tax Expense / (Benefit) 11 13 (19) (43) (15) (25) Non-GAAP adjustments in Operations 3 281 265 297 (25) 244 Dep/Amort (excluding ROU Amort) 3 17 11 9 15 18 Share-Based Compensation Expense 6 24 21 16 11 8 Total Adjustments 31 353 270 287 9 262 EBITDA 78 360 144 245 214 114 36

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 FY 2024 Leverage Reconciliation Reconciliation of Leverage Ratio GAAP FY 2024 Total Gross Debt 350 Operating Income 38 Leverage Ratio 9.2 Non-GAAP adjustments in Operations 281 Dep/Amort (excluding ROU Amort) 17 Share-Based Compensation Expense 24 Total Adjustments 322 EBITDA 360 Adjusted Leverage 1.0 37

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 Global Markets 1 SUBLOCADE (SUBUTEX®PR (ROW)) SUBOXONE Film Net Revenue by Geography FY 2024 U.S. ●● North America Canada ●● France ●● Italy ●● Germany ●● 85% 2 Denmark, Norway●● Europe & $1,188m Sweden ●● Middle East 15% Finland ●● Switzerland ● UK●● Israel ●● Australasia Australia U.S. Rest of World●● 1 (available) (approved/Not Marketed) 1 2 38 The Group does not promote SUBOXONE Film in the US. Expect to launch in Norway and Denmark in Q4 2025. 38 38

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 SUBLOCADE® (buprenorphine extended-release) injection, for subcutaneous use (CIII) INDICATION SUBLOCADE is indicated for the treatment of moderate to severe opioid use disorder in patients who have initiated treatment with a single dose of a transmucosal buprenorphine product or who are already being treated with buprenorphine. SUBLOCADE should be used as part of a complete treatment plan that includes counseling and psychosocial support. HIGHLIGHTED SAFETY INFORMATION WARNING: RISK OF SERIOUS HARM OR DEATH WITH INTRAVENOUS ADMINISTRATION; SUBLOCADE RISK EVALUATION AND MITIGATION STRATEGY See full prescribing information for complete boxed warning. • Serious harm or death could result if administered intravenously. • SUBLOCADE is only available through a restricted program called the SUBLOCADE REMS Program. Healthcare settings and pharmacies that order and dispense SUBLOCADE must be certified in this program and comply with the REMS requirements. CONTRAINDICATIONS Hypersensitivity to buprenorphine or any other ingredients in SUBLOCADE. WARNINGS AND PRECAUTIONS Addiction, Abuse, and Misuse: SUBLOCADE contains buprenorphine, a Schedule III controlled substance that can be abused in a manner similar to other opioids. Monitor patients for conditions indicative of diversion or progression of opioid dependence and addictive behaviors. Respiratory Depression: Life threatening respiratory depression and death have occurred in association with buprenorphine. Warn patients of the potential danger of self-administration of benzodiazepines or other CNS depressants while under treatment with SUBLOCADE. Risk of Serious Injection Site Reactions: Likelihood of may increase with inadvertent intramuscular or intradermal administration. Evaluate and treat as appropriate. The most common injection site reactions are pain, erythema and pruritus with some involving abscess, ulceration and necrosis. Neonatal Opioid Withdrawal Syndrome: Neonatal opioid withdrawal syndrome (NOWS) is an expected and treatable outcome of prolonged use of opioids during pregnancy. Adrenal Insufficiency: If diagnosed, treat with physiologic replacement of corticosteroids, and wean patient off the opioid. Risk of Opioid Withdrawal With Abrupt Discontinuation: If treatment with SUBLOCADE is discontinued, monitor patients for several months for withdrawal and treat appropriately. Risk of Hepatitis, Hepatic Events: Monitor liver function tests prior to and during treatment. Risk of Withdrawal in Patients Dependent on Full Agonist Opioids: Verify that patients have tolerated transmucosal buprenorphine before injecting SUBLOCADE. Treatment of Emergent Acute Pain: Treat pain with a non-opioid analgesic whenever possible. If opioid therapy is required, monitor patients closely because higher doses may be required for analgesic effect. ADVERSE REACTIONS Adverse reactions commonly associated with SUBLOCADE (in ≥5% of subjects) were constipation, headache, nausea, injection site pruritus, vomiting, increased hepatic enzymes, fatigue, and injection site pain. For more information about SUBLOCADE, the full Prescribing Information including BOXED WARNING, and Medication Guide, visit www.sublocade.com. 39 39 39

I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 5 OPVEE® (nalmefene) nasal spray INDICATION AND USAGE OPVEE nasal spray is an opioid antagonist indicated for the emergency treatment of known or suspected overdose induced by natural or synthetic opioids in adults and pediatric patients aged 12 years and older, as manifested by respiratory and/or central nervous system depression. OPVEE nasal spray is intended for immediate administration as emergency therapy in settings where opioids may be present. OPVEE nasal spray is not a substitute for emergency medical care. HIGHLIGHTED SAFETY INFORMATION CONTRAINDICATIONS Hypersensitivity to nalmefene or to any of the other ingredients. WARNINGS AND PRECAUTIONS Risk of Recurrent Respiratory and Central Nervous System Depression: While the duration of action of nalmefene is as long as most opioids, a recurrence of respiratory depression is possible, therefore, keep patient under continued surveillance and administer repeat doses of OPVEE using a new nasal spray with each dose, as necessary, while awaiting emergency medical assistance. Limited Efficacy with Partial Agonists or Mixed Agonist/Antagonists: Reversal of respiratory depression caused by partial agonists or mixed agonists/antagonists, such as buprenorphine and pentazocine, may be incomplete. Larger or repeat doses may be required. Precipitation of Severe Opioid Withdrawal: Use in patients who are opioid dependent may precipitate opioid withdrawal. In neonates, opioid withdrawal may be life-threatening if not recognized and properly treated. Monitor for the development of opioid withdrawal. Risk of Cardiovascular (CV) Effects: Abrupt postoperative reversal of opioid depression may result in adverse CV effects. These events have primarily occurred in patients who had preexisting CV disorders or received other drugs that may have similar adverse CV effects. Monitor these patients closely in an appropriate healthcare setting after use of nalmefene hydrochloride. Risk of Opioid Overdose from Attempts to Overcome the Blockade: Attempts to overcome opioid withdrawal symptoms caused by opioid antagonists with high or repeated doses of exogenous opioids may lead to opioid intoxication and death. ADVERSE REACTIONS Most common adverse reactions (incidence at least 2%) are nasal discomfort, headache, nausea, dizziness, hot flush, vomiting, anxiety, fatigue, nasal congestion, throat irritation, rhinalgia, decreased appetite, dysgeusia, erythema, and hyperhidrosis. For more information about OPVEE and the full Prescribing Information visit www.opvee.com 40 40